NEWFIELD



Delivering Liquids Growth

Our Strategy

- We are focused on delivering profitable growth from North American resource plays.

- We have transitioned to a North American focused “liquids” company. We are pursuing strategic alternatives to maximize the value of our International offshore assets.

- Interim funding of our domestic business will be financed through cash flow from operations, the use of our credit facility and the sale of non-strategic assets in order to accelerate our domestic growth trajectory.

TWENTY FIFTH ANNIVERSARY
25
NEWFIELD
1988-2013

Organizational Core Competencies

- Proven People
- "Best in Class" Operator
- Optimizing Completions Across the Portfolio
  - *Improved Fracture Stimulation Designs*
  - *Controlled Flowback Techniques*
  - *Design Optimization & Standardization*
- History of Execution
  - *Advanced Multiple Resource Plays from Concept to Ultimate Development*
    - Arkoma Woodford
    - Granite Wash
    - Greater Monument Butte
    - Williston Basin
    - Eagle Ford
    - Cana Woodford



Key Takeaways

- Our Liquids Transformation Began in 2009
  - *Liquids Now >50% of Daily Production*
- Strong Record of Domestic Liquids Growth
  - *2009-12 CAGR of >20%*
- Improved Organizational Focus
  - *>$1 Billion in Asset Sales in 2011-12*
  - *Focused on Four Domestic Areas*
- Deep, Quality Domestic Liquids Inventory
  - *>11,000 Potential Drilling Locations (Gross)*
  - *~ 2 BBOE of Incremental Net Unrisked Resource*
  - *>650,000 Net Acres in Liquids Plays*



Domestic Growth and Cap-Ex Forecast

- ~30% CAGR in EBITDA (2013-15e)
- ~80% of Revenues Derived from Liquids



Natural Gas
NGLs
Oil
MMBOE (net)
60
50
40
30
20
10
0
37
37-40
43-49
48-57
2012*
2013e
2014e
2015e

* Excludes Production from Assets Sold
Assumes $90/Bbl and $3.50/MMbtu

2013e DOMESTIC CAPEX
*$1.4 - $1.5B***



14%
26%
19%
16%
25%

2014-15e DOMESTIC CAPEX/YR
*~$1.5 - $1.6B***



12%
13%
31%
18%
26%

Uinta
Cana
Other (Land, Seismic, Infrastructure, etc.)
Williston
Eagle Ford

** Includes Wells Operated by Others

Production by Area

- Daily Production in Major U.S. Liquids Plays Doubles from 1Q12 to 4Q13e



Uinta
Cana
Williston
Eagle Ford
MBOEPD (net)
120
100
80
60
40
20
0
37
75
100
1Q'12*
2Q'12*
3Q'12*
4Q'12*
1Q'13e
2Q'13e
3Q'13e
4Q'13e
1H'14e
2H'14e
2015e

* Excludes Production from Assets Sold

Deep Domestic Liquids Inventory (MMBOE)

Domestic Liquids Plays	Year-End '12 Proved Reserves	Incremental Net Unrisked Resource	Net Acres	Total Gross Potential Locations
Uinta – Central Basin*	23	763	67,400	3,000
Anadarko – Cana	24	407	125,000	1,500
Uinta - Green River**	171	350	160,500	3,800
Eagle Ford	33	262	185,000	2,080
Williston – MB & TF	37	138	96,000	585
Other	--	68	25,000	118
TOTAL DOMESTIC LIQUIDS	288	~2,000	>650,000	>11,000

* Includes Recovery from Additional Play Types in the Central Basin
** Includes Future Activity to be Driven by Incremental Downspacing and Non-Waterflood Developments

Uinta Basin



UINTA MOUNTAINS
Altamont / Bluebell
CENTRAL BASIN
Monument Butte
DUCHESNE RIVER
UINTA
GREEN RIVER
UTELAND BUTTE
WASATCH
MESA VERDE
MANCOS

- Dominant Position, Proven Operator in Prolific Uinta Basin
- Waterflood Holds Significant Value
  - *1,315 Gross Waterflood Locations*
- Additional 2,485 Non-Waterflood/Other Potential Locations
- Refinery Contracts in Place to Match Future Growth
- Multiple Stacked Oil Horizons
- 2013-15 Activity
  - *Expand Greater Monument Butte Waterflood*
    - Avg. Operated Rig Count: 2-3
  - *Central Basin HZT Drilling Program*
    - Avg. Operated Rig Count: 2-5

Play Type	Net Acres	Depth (Feet)	OOIP/Section (MMBbls)	EUR (MBOE)	Development Well Costs ($MM) Gross	Avg. WI%	Avg. NRI%	Gross Locations	Net Unrisked Resource (MMBOE)
High Pressure Uteland Butte	65,000	8,750	10	400-700	6-10	75%	58.5%	270-540	200
HZT Wasatch	60,000	10,000	20-25	540-950	6-10	75%	58.5%	370-740	210
Green River*	160,500	5,000	16	70-140	0.7-1.1	82%	67%	3,800	350

* Includes Future Activity to be Driven by Incremental Downspacing and Non-Waterflood Developments

Uinta Basin - Green River Infill Waterflood Program

- 20 Acre Infill Waterflood Program
  - *1,315 Gross Infill Locations*
    - *1,040 20ac ("Full" Waterflood Patterns)***
    - *276 40ac ("Partial" Waterflood Patterns)***
  - *5,000' Avg. Depth*
  - *140 MBOE EUR (88% Oil, 3% NGLs, 9% Gas)*
  - *20ac Development Well Cost $1.15mm****
  - *82% Avg. WI, 67%, Avg. NRI*
  - *>80% ROR*
  - *20ac Infill Program (Gross)*
    - *2012: 185 Operated Producers*
    - *2013e: 200 - 225 Operated Producers*



20-Acre Type Curve (BOPD)
BOPD
125
100
75
50
25
0
0
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
Days on Production



20ac Infill - Full Pattern Waterflood
Water Injector
Water Injector
20ac Infill Pattern Producer (140 MBoe)
Water Injector
Water Injector

ECONOMIC ASSUMPTIONS

Fixed LOE/Well/Mo.**	$4,700
Fuel Gas %	58%
Tax (% of Revenue)	0% for 6 months, 2.5% thereafter
Realized Prices*:	
Oil (% WTI)	82%
NGLs (% WTI)	42%
Gas (% HH)	79%

Secured Long-Term Marketing Agreements for 38,000 BOPD (7, 10 year terms)

Assumes $90/Bbl and $3.50/MMbtu
* Includes Gathering and Transportation Costs

**Full Pattern; 1 Producer With 4 Injectors, Partial Pattern; 1 Producer With 2 Injectors.
***Infill Cost; 20ac D&C ($700k) + 2 Conversion, Infrastructure and Facilities ($450k)

Wasatch Potential



1,400' - Oil Saturated Sandstones, Dolomites, & Limestones
Uteland Butte
Wasatch
TF10
TF15
TF28
TF35
Red Beds



Central Basin
Greater Monument Butte
~10 Miles
Vertical Wasatch Wells
Horizontal Wasatch Wells

640 acre section



Pad Drill Sites
Surface

Horizontal Wasatch XL Well *(3,800')*

The Future: SXL Wells in Multiple Horizons

Recent 2 Well HZT Wasatch Average (3,200')



10,000
1,000
100
10
Daily (BOEPD)
>550 MBOE Average EUR
0 30 60 90 120 150 180 210 240 270 300 330 360
Day Online

- 40 Vertical Wells Drilled to Date
  - *Sampled 5 Prospective Wasatch Horizons*
- 2 HZT Wells On-line
  - *3,200' Avg. Lateral Length*
  - *>550 MBOE Average EUR*
- 2 Additional HZT Wells Drilling

Uinta Basin - Wasatch

- **Horizontal Wasatch XL Well** *(3,800' Lateral)*
  - *740 Gross Drill Locations*
  - *10,000' Avg. Depth*
  - *540 MBOE EUR (76% Oil, 0% NGLs, 24% Gas)*
  - *Development Well Cost $6 – $8 MM*
  - *75% Avg. WI, 58.5% Avg. NRI*
  - *25 – 50+% IRR*
  - *Drilling Program (Gross)*
    - *2012: 2 Operated Wells*
    - *2013e: 4+ Operated Wells*
- **Horizontal Wasatch SXL Well** *(9,000' Lateral)*
  - *370 Gross Drill Locations*
  - *10,000' Avg. Depth*
  - *700-950 MBOE EUR (76% Oil, 0% NGLs, 24% Gas)*
  - *75% Avg. WI, 58.5% NRI*
  - *25 – 50+% IRR*
  - *Drilling Program (Gross)*
    - *Drilling Plan Pending Regulatory Approval*

HZT Wasatch Type Curve (3,800')



Daily (BOEPD)
10000
1000
100
10
0
30
60
90
120
150
180
210
240
270
300
330
360
Day Online

ECONOMIC ASSUMPTIONS

	3,800' HZT
Fixed LOE/Well/Mo.	$5,800
Tax (% of Revenue)	7%
Realized Prices:	
Oil (% WTI)	*80%**
Gas (% HH)	*80%*
Gas Gathering Fixed Cost *($/Mcf)*	$1.98

Secured Long-Term Marketing Agreements for 38,000 BOPD (7, 10 year terms)

Assumes $90/Bbl and $3.50/MMbtu

* Includes Transportation Costs

Note: XL vs. SXL are Mutually Exclusive Development Plans

Uteland Butte SXL Program


1,400' - Oil Saturated Sandstones, Dolomites, & Limestones
Uteland Butte
Wasatch
TF10
TF15
TF28
TF35
Red Beds


Uteland Butte XL
(3800' Lateral)
640 Section
640 Section
~9,000'
Lower Green River
Uteland Butte
Wasatch
Uteland Butte SXL
(>9,000' Lateral)


Central Basin
Greater Monument Butte
~10 Miles
SXL Pilot Pads
Horizontal Uteland Butte

- Recent State Approval on 4 Multi-Well, 1,280 Acre Pads
- Planned Lateral Lengths of >9,000'
- Expected SXL Spud: March '13

NEWFIELD

Uinta Basin – High Pressure Uteland Butte

- **HP Uteland Butte XL Well** *(3,800' Lateral)*
  - *540 Gross Drill Locations*
  - *8,750' Avg. Depth*
  - *400 MBOE EUR (67% Oil, 0% NGLs, 33% Gas)*
  - *Development Well Cost $6 - $7 MM*
  - *75% Avg. WI, 59% Avg.*
  - *35% ROR*
  - *Drilling Program (Gross)*
    - *2012: 12 Operated Wells*
    - *2013e: 15 - 20 Operated Wells*

- **HP Uteland Butte SXL Well** *(9,000' Lateral)*
  - *270 Gross Drill Locations (75% WI)*
  - *8,750' Avg. Depth*
  - *700 MBOE EUR (67% Oil, 0% NGLs, 33% Gas)*
  - *75% Avg. WI, 59% Avg. NRI*
  - *>50% ROR*
  - *Development Well Cost $9 - $10 MM*
  - *Drilling Program (Gross)*
    - *2013e: 5+ Operated Wells*


HP Uteland Butte XL Type Curve
BOEPD
10000
1000
100
10
0
30
60
90
120
150
180
210
240
270
300
330
360

ECONOMIC ASSUMPTIONS

	XL	SXL
LOE/Well/Mo.	$4,750	$5,000
Tax (% of Revenue)	6.3%	6.3%
Realized Prices:		
Oil (% WTI)	*80%**	*80%**
Gas (% HH)	*80%*	*80%*
Gas Gathering Fixed Cost ($/Mcf)	$2.20	$2.20

Secured Long-Term Marketing Agreements for 38,000 BOPD (7, 10 year terms)

Assumes $90/Bbl and $3.50/MMbtu

* Includes Transportation Costs

Note: XL vs. SXL are Mutually Exclusive Development Plans and Resource Reflects Recovery from Additional Benches within the Uteland Butte

Cana Woodford



2014+
Activity
2013
Activity Areas
Anadarko Woodford Activity
NFX Wells
OBO Wells
Industry Wells

- 10-Year History in Oklahoma and the Woodford Formation
- Converted 1/3 of Cana Acreage into Development in 1 Year
- Long Laterals Improve Returns
- >50% ROR
- 2013-15 Activity
  - *Avg. Operated Rig Count: 6-8*
  - *Focused on Development Areas*
  - *Spacing Pilots Underway*
    - Testing 5, 6 and 8 Wells /Section
  - *Significant Upside*

Play Type	Net Acres	Depth (Feet)	OOIP/Section (MMBbls)	EUR Per Well (MBOE)	Development Well Cost ($MM) Gross	Avg. WI %	Avg. NRI %	Gross Locations	Net Unrisked Resource (MMBOE)
2013 South Activity	28,500	12-16,000	15-30	900-2,400	9-13	37%	30%	375	125-150
2013 North Activity	19,000	8-12,000	10-20	720-880	9-10	60%	49%	140	50
2014+ Activity	77,500	8-14,000	10-25	--	--	35%	29%	985	>200

Cana Woodford

		South Wet Gas	South Oil	North Oil
Depth (ft)		14,000 – 16,000	12,000 – 14,000	8,000 – 12,000
Lateral Length (ft)		5,000 – 7,500	>9,000	>9,000
2013 Average Working Interest, Play Avg.		66%, 27%	91%, 47%	91%, 59%
2013 Average Net Revenue Interest, Play Avg.		53%, 22%	74%, 38%	74%, 48%
Total Gross Development Well Cost (MM$)		$9 - 11	$11 - 13	$9 - 10
LOE ($/Well/Month)		$3,800	$9,800	$9,600
Operated Drilling Program (Wells TD'd)	2012	13	6	4
	2013e	29	7	6
EUR Split	Oil	6%	46%	51%
	NGL	44%	29%	25%
	Gas	50%	26%	24%
Economics	ROR	>50%	>50%	>40%
	Development EUR (MBOE)	2,000 - 2,400	900 - 1,100	720 - 880



Development Type Curves / Lateral Lengths
BOEPD
1600
1400
1200
1000
800
600
400
200
0
0
200
400
600
Days Online
South Wet Gas (6,150')
South Oil (>9,000')
North Oil (>9,000')

ECONOMIC ASSUMPTIONS

LOE/Well/Month	(Above)
Tax (% of revenue)	1% for 48 months, 7% thereafter
Fuel Gas	6%
Realized Prices*:	
Oil (%WTI)	95%
Gas (%HH)	80%
NGLs (%WTI)	35%

Note: 2013 Budget Includes $60MM for Wells Operated by Others

Assumes $90/Bbl and $3.50/MMbtu
* Includes Gathering and Transportation

Williston Basin



• ~41,000 Net Acres in Development on and West of the Nesson Anticline
• ~55,000 Net Acres outside of Development including Elm Coulee
AQUARIUM/WATFORD
NFX Net Acres:
~24,000
WESTBERG
NFX Net Acres:
~10,000
LOST BEAR
NFX Net Acres:
~7,000
ELM
COULEE/CARTWRIGHT
NFX Net Acres: 25,000
Richland County, MT
Horizontal Middle
Bakken Fairway
Elm Coulee
Field
RICHLAND
ROOSEVELT
WILLIAMS
BURKE
WARD
MONTRAIL
MCLEAN
DUNN
orth Dakota
Nesson
Anticline
0
10
20 Miles

- High ROR Oil Developments
- Increased Efficiencies in Development
  - *Pad Drilling*
  - *SXL Wells*
  - *Optimized Completions*
- 2013-15 Activity
  - *Avg. Operated Rig Count: 4*
  - *Pilots to Determine Optimal Spacing*
  - *Develop Middle Bakken and Upper Three Forks*
  - *Test Upside in Deeper Benches*

Play Type	Net Acres	Depth (Feet)	OOIP/Section (MMBbls)	EUR (MBOE)	Development Well Cost ($MM) Gross	Avg. WI %	Avg. NRI %	Gross Operated Locations	Net Operated Unrisked Resource (MMBOE)
Middle Bakken	41,000	11,000	7-8	700-950	10.5	57%	45%	125	45
Three Forks	41,000	11,100	4-6	400-800	10.5	58%	47%	130	35
Other Acreage	55,000	--	--	--	--	--	--	330	58

Williston Basin

- **Bakken Economics** (10,000' Lateral)
  - *125 Operated Drill Locations*
  - *11,000' Avg. Depth*
  - *700-950 MBOE EUR (69% Oil, 13% NGLs, 18% Gas)*
  - *$10.5 MM Well Cost*
  - *57% Avg. WI, 45% Avg. NRI*
  - *25-45% ROR*
  - *Drilling Program (5,000' and 10,000' Laterals)*
    - 2012: 24 Operated Wells
    - 2013e: 25 - 30 Operated Wells
- **Three Forks Economics** (10,000' Lateral)
  - *130 Operated Drill Locations*
  - *11,000' Avg. Depth*
  - *400-800 MBOE EUR (75% Oil, 11% NGLs, 14% Gas)*
  - *$10.5 MM Well Cost*
  - *58% Avg. WI, 47% Avg. NRI*
  - *25-40% ROR*
  - *Three Forks Drilling Program (5,000' and 10,000' Laterals)*
    - 2012: 4 - 6 Operated Wells
    - 2013e: 15 - 18 Operated Wells


TYPE CURVES (10,000' Lateral)
BOEPD
1000
800
600
400
200
0
Bakken
TFS
0
30
60
120
240
360
Days On-Line

ECONOMIC ASSUMPTIONS

LOE/well/month	$12,500
Tax (% of Revenue)	11.5%
Fuel Gas	5%
Realized Prices*:	
Oil (% WTI)	92%
NGLs (% WTI)	32%
Gas (% HH)	54%

Note: 2013 Budget Includes $25 MM for Wells Operated by Others

Assumes $90/Bbl and $3.50/MMbtu
* Includes Gathering and Transportation Costs

Eagle Ford


West
Asherton
TEXAS
Fashing
ZAVALA
FRIO
ATASCOSA
DIMMIT
LA SALLE
MCMULLEN
NFX Acreage

- Focused Developments to Grow Oil Production
- SXL Program Success Doubled EUR/Well
- Significant Reductions in Cost per Lateral Foot Drive Superior Returns
- 2013-15 Activity
  - *Avg. Operated Rig Count: 2*
  - *Unlock Potential in Shallower Maverick Basin*

Play Type	Net Acres	Depth (Feet)	OOIP/Section (MMBbls)	EUR (MBOE)	Development Well Cost ($MM) Gross	Avg. WI %	Avg. NRI %	Gross Locations	Net Unrisked Resource (MMBOE)
West Asherton Eagle Ford	19,296	7,000	30	475-550	8.4	100%	75%	100	35-40
Fashing NFX/OBO Eagle Ford	5,330	10,300	17	325	8.5	54%	42%	30	5
Other Maverick Eagle Ford	160,000	--	--	--	--	--	--	--	217

Eagle Ford

- **Mav Basin SXL EF** *(7,500' Lateral)*
  - *100 Drill Locations*
  - *7,000' Avg. Depth*
  - *475-550 MBOE EUR (52% Oil, 23% NGLs, 25% Gas)*
  - *$8.4 MM Well Cost*
  - *100% Avg. WI, 75% Avg. NRI*
  - *30-50% ROR*
  - *Drilling Program (Gross):*
    - *2012: 12 Operated Wells*
    - *2013e: 32 Operated Wells*
- **Fashing Eagle Ford** *(6,000' Lateral)*
  - *30 Drill Locations*
  - *10,300' Avg. Depth*
  - *325 MBOE EUR (86% Oil, 5% NGLs, 9% Gas)*
  - *$8.5 MM Well Cost*
  - *54% Avg. WI, 42% Avg. NRI*
  - *40% ROR*
  - *Drilling Program (Gross):*
    - *2012: 6 Operated Wells*
    - *2013e: 4 Operated Wells*



TYPE CURVE
Mav EF 7500'
Fashing EF
BOEPD
1000
800
600
400
200
0
0
30
60
120
240
360
Days On-Line

ECONOMIC ASSUMPTIONS

LOE/well/month	$11,000
Tax (% of Revenue)	4 - 7%
Fuel Gas	5%
Realized Prices*:	
Oil (% WTI)	*105%*
NGLs (% WTI)	*30%*
Gas (% HH)	*70%*

Note: 2013 Budget Includes $15 MM for Wells Operated by Others

Assumes $90/Bbl and $3.50/MMbtu
* Includes Gathering and Transportation Costs

Eagle Ford Wells – Spud to TD Days (2010-12)



2010
2011
2012
2010 AVG: 10,902' Measured Depth
2011 AVG: 11,678' Measured Depth
2012 AVG: 14,046' Measured Depth
Days to TD
Measured Depth
Wells Drilled
0
5
10
15
20
25
30
35
40
45
50
0
2,000
4,000
6,000
8,000
10,000
12,000
14,000
16,000
1
3
5
7
9
11
13
15
17
19
21
23
25
27
29
31
33
35
37
39
41
43
45
47
49
51
53

Maintaining A Strong Capital Structure

- We Have Always Maintained a Strong Balance Sheet
- The Asset Base Has Evolved
  - *Reserves / Production Ratio Has Doubled Since 2000*
- Solid Liquidity and Maturity Profile
  - *Next Significant Maturity:*
    - 2015 Bank Facility
    - 2018 Public Debt
- Limited Near-Term Obligations to HBP Acreage



Total Debt / LTM EBITDA
NFX as of 12/31/12
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
4.2x
3.1x
2.8x
2.2x
2.1x
2.0x
2.0x
1.9x
1.7x
1.7x
1.2x
1.0x
0.7x
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
NFX
Peer 8
Peer 9
Peer 10
Peer 11
Peer 12



Total Debt / Reserves ($/BOE)
NFX as of 12/31/12
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$9.4
$6.7
$6.1
$5.8
$5.5
$5.2
$4.2
$4.1
$3.4
$3.0
$2.6
$2.1
$1.7
Peer 1
Peer 2
Peer 3
Peer 4
NFX
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
Peer 11
Peer 12

Peers (as of 9/30/12): CLR, COG, CXO, DNR, NBL, PXD, QEP, RRC, SWN, UPL, WLL, XEC

2013 – 15e Production Guidance

	2012*	2013e	2014e	2015e
Domestic Production:				
Oil (MMBO)	11.1	13.5 - 14.5	16.8 - 19.0	20.6 - 25.3
NGLs (MMBbls)	2.3	4.2 - 4.7	7.2 - 8.0	6.9 - 8.5
Natural Gas (BCF)	140	115 - 125	114 - 132	112 - 136
Domestic Total (MMBOE)	36.8	37.0 – 40.0	43.0 – 49.0	46.0 – 57.0
YoY Domestic Liquids Growth	27%	39%	38%	20%
YoY Domestic Gas Growth	(7%)	(14%)	1%	--%
YoY Domestic Total Growth	3%	5%	18%	12%
International Production:				
Oil (MMBO)	9.9	7.2		
Natural Gas (BCF)	1.2	0.0		
International Total (MMBOE):	10.1	7.2**		
Total Production (MMBOE):	46.9	44.2 - 47.2		

* Excludes Production from Assets Sold
** Approximately 60% of Full Year Int'l Annual Production Expected in 1H'13

2013e Cost & Expense Guidance

	Domestic	Int'l	Total
Operating Expenses:			
Recurring LOE (per BOE)	$5.50 - $6.15	$15.40 - $17.00	$7.05 - $7.80
Major Expense (per BOE)	$1.65 - $1.80	$2.00 - $2.20	$1.70 - $1.90
Transportation (per BOE)	$2.50 - $2.80	---	$2.05 - $2.30
Total LOE (per BOE)	$9.65 - $10.75	$17.40 - $19.20	$10.80 - $12.00
Production & Other Taxes (per BOE):	$2.35 - $2.60	$32.50 - $35.75	$7.00 - $7.80
DD&A Expense (per BOE):	$16.50 - $17.25	$30.00 - $31.50	$18.50 - $19.25
General & Administration (G&A), net (per BOE):			$5.00 - $5.50
Capitalized Internal Costs (per BOE):			($3.00 - $3.30)
Interest Expense (per BOE):			$4.25 - $4.65
Capitalized Interest (per BOE):			($1.10 - $1.20)

Assumes $90/Bbl and $3.50/MMbtu

Hedge Summary as of 2/19/13*

Period	Volume Hedged MMCF/D	Weighted-Average Fixed Price	Value @ $3 / MMBtu	Value @ $4 / MMBtu	Value @ $5 / MMBtu
1Q '13	270	$4.46	$36MM	$9MM	($23MM)
2Q-4Q'13	271	$4.64	$100MM	$20MM	($73MM)
2014	270	$3.88	$86MM	($6MM)	($90MM)
2015	135	$4.12	$55MM	$8MM	($27MM)

Period	Volume Hedged BOPD	Weighted-Average Fixed Price	Value @ $80 / Bbl	Value @ $90 / Bbl	Value @ $100 / Bbl	Value @ $110 / Bbl
1Q '13	31,300	$94.38	$41MM	$12MM	($3MM)	($9MM)
2Q-4Q'13	37,100	$94.59	$149MM	$47MM	($7MM)	($23MM)
2014	22,100	$92.87	$104MM	$23MM	($32MM)	($62MM)
2015	3,000	$90.40	$11MM	$0MM	($11MM)	($21MM)

* See @NFX on Newfield Website for Detailed Hedging Position

Forward Looking Statements and Related Matters

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words "will", "believe", "intend", "plan", "expect" or other similar expressions are intended to identify forward-looking statements. Other than historical facts included in this presentation, all information and statements, such as information regarding planned capital expenditures, estimated reserves, estimated production targets, drilling and development plans, the timing of production, planned capital expenditures, and other plans and objectives for future operations, are forward-looking statements. Although as of the date of this presentation Newfield believes that these expectations are reasonable, this information is based upon assumptions and anticipated results that are subject to numerous uncertainties and risks. Actual results may vary significantly from those anticipated due to many factors, including drilling results, oil and gas prices, industry conditions, the prices of goods and services, the availability of drilling rigs and other support services, the availability of refining capacity for the crude oil Newfield produces in the Uinta Basin in Utah, the availability of capital resources, labor conditions, severe weather conditions, governmental regulations and other operating risks. Please see Newfield's 2011 Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission (SEC) for a discussion of other factors that may cause actual results to vary. Unpredictable or unknown factors not discussed herein or in Newfield's SEC filings could also have material adverse effects on forward-looking statements. Readers are cautioned not to place undo reliance on forward-looking statements, which speak only as of the date of this presentation. Unless legally required, Newfield undertakes no obligation to publicly update or revise any forward-looking statements.

Cautionary Note to Investors – Effective January 1, 2010, the SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that meet the SEC's definitions for such terms. Newfield may use terms in this presentation, such as "resources", "net resources", "net discovered resources", "net risked resources", "net lower-risked captured resources", "net risked captured resources", "gross resources", "gross resource potential", "gross unrisked resource potential", "gross unrisked resources", and similar terms that the SEC's guidelines strictly prohibit in SEC filings. Investors are urged to consider closely the oil and gas disclosures in Newfield's 2011 Annual Report on Form 10-K, available at www.newfield.com, www.sec.gov or by writing Newfield at 4 Waterway Square Place, Suite 100, The Woodlands, Texas 77380 Attn: Investor Relations.